UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

ALBERTO-CULVER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-5050	36-2257936
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

2525 Armitage Avenue

Melrose Park, Illinois 60160

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 450-3000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included herein:

Number	Description

99(a)	Dow Jones Newswires article dated April 23, 2003

99(b)	Press Release dated April 24, 2003

ITEM 9.  REGULATION FD DISCLOSURE

The following information is being provided under Item 12—Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available.

The company was interviewed by Dow Jones Newswires on April 23, 2003. The full text of the article is attached as Exhibit 99(a).

On April 24, 2003, Alberto-Culver Company issued a press release announcing its financial results for the second quarter ended March 31, 2003. The full text of the press release is attached hereto as Exhibit 99(b).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBERTO-CULVER COMPANY

By:	/s/ WILLIAM J. CERNUGEL
William J. Cernugel Senior Vice President and Chief Financial Officer (Principal Financial Officer)

April 24, 2003

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